Exhibit 32.2
CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of GPGI, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the three and nine months ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kurt Schoen, Principal Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 6, 2026

_/s/ Kurt Schoen________________
Name: Kurt Schoen
Title: Principal Financial Officer